Exhibit 10.1

MEMORIALIZATION OF CANCELLATION OF DEBT
AND EXCHANGE AGREEMENT

       This Memorialization of Cancellation of Debt and Exchange Agreement (this “Agreement”) is entered into as of October 15, 2012 by and among Hedgebrook (f/k/a ecoSolutions Intl.), a Nevada corporation (the “Company”), William C. Patridge ("Patridge"), Patridge & Company of Nevada, LLC, a Nevada limited liability company ("Patridge LLC”) and Main & Second Street, LLC, a Nevada limited liability company, (“Main LLC” and together with Patridge and Patridge LLC, collectively, the "Patridge Parties"), with reference to the following facts:

WHEREAS, Patridge is the President of the Company, and the managing member of Patridge LLC and Main LLC; and

WHEREAS, on December 31, 2010, the Company and the Patridge Parties collectively held securities of the Company in the form of promissory notes and securities convertible into or exchangeable or exercisable for shares of common stock of the Company, par value $0.001 per share (“Common Stock”), as set forth on Exhibit A hereto (the “Patridge Securities”); and

WHEREAS, on December 31, 2010, the Company was otherwise indebted to the Patridge Parties in the amounts set forth on Exhibit B hereto (the “Old Indebtedness”); and

WHEREAS, the Company is also indebted to the Patridge Parties for obligations accrued since December 31, 2010 in the amounts set forth in Exhibit C (the “New Indebtedness”); and

WHEREAS, the Company has recently issued and sold to an accredited investor 49% of the outstanding shares of Common Stock of the Company (the "Investor Shares"); and

WHEREAS, in order to induce the accredited investor to purchase the Investor Shares and in anticipation of a potential acquisition of one or more operating companies, the Company represented to the accredited investor that the Patridge Securities had been cancelled and that the Old Indebtedness had been written off except as provided herein; and

WHEREAS, the Company and the Patridge Parties had written off the Old Indebtedness except for $48,008.04 in long-term notes owing to Patridge and $89,203.75 in rents payable owing to Main LLC, which amounts totaling $137,211.79 in the aggregate will be exchanged for Common Stock of the Company as provided herein, and had cancelled the Patridge Securities as of December 31, 2010 because at that time the Company was insolvent with no assets, business or operations; and

WHEREAS, the Company and the Patridge Parties now desire to formally reconfirm their intention to write-off the Old Indebtedness except for $48,008.04 in long-term notes payable and $89,203.75 in rents payable and to cancel the Patridge Securities as of December 31, 2010; and

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WHEREAS, the Company and Patridge and the Patridge Parties now desire to write off the New Indebtedness except for $9,651.50 of accrued rent owing to Main LLC which will be exchanged for shares of Common Stock of the Company as provided herein; and

WHEREAS, the Company and the Patridge Parties desire to confirm that no interest has accrued with respect to any notes payable by the Company to any of the Patridge Parties as to any period following December 31, 2010; and

NOW THEREFORE, for and in consideration of the premises, covenants and obligations contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Patridge Parties hereby agree as follows:

1.       Confirmation of Cancellation. The Company and the Patridge Parties hereby confirm that the Patridge Securities were cancelled and the Old Indebtedness except for $48,008.04 in long-term notes owing to Patridge and $89,203.75 in rents payable owing to Main LLC was written off as of December 31, 2010.

2.       Confirmation of Stopped Accrued Interest. The Company and the Patridge Parties hereby confirm that interest stopped accruing on notes payable by the Company to the Patridge Parties as of December 31, 2010.

3.       Cancellation of New Indebtedness. The parties hereby agree that the New Indebtedness excluding $9,651.50 in accrued rent owing to Main LLC, is hereby written off.

4.       Cancellation of Indebtedness Owing by Patridge LLC to the Company. The Company hereby cancels the indebtedness of Patridge LLC in the amount of $32,520.45 for management services provided by the Company to Patridge LLC.

5.       Exchange. Main LLC hereby cancels the accrued rent owing to it by the Company in the amount of $98,855.25 in exchange for the issuance to Patridge of 5,914,883 shares of Common Stock of the Company. The Company hereby cancels the note payable to Patridge in the amount of $48,008.04 in exchange for the issuance to Patridge of 2,872,502 shares of Common Stock of the Company (The shares issued in both of such exchanges are referred to collectively herein as the “Exchange Shares”).

6.       Representations and Warranties.

       The Patridge Parties represent and warrant that:

(a)       Patridge is acquiring the Exchange Shares for his own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act of 1933, as amended.

(b)       Patridge understands and agrees that the certificate(s) evidencing the Exchange Shares shall bear a restrictive legend in form satisfactory to the Company setting forth the restrictions on transfer under applicable securities laws.

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(c)       Patridge understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Exchange Shares or the fairness or suitability of an investment in the Exchange Shares, nor have such authorities passed upon or endorsed the merits of this transaction.

(d)       As of the date hereof, the Patridge Parties are the record and beneficial owners of the Patridge Securities, as applicable, free and clear of any liens or encumbrances, and the Patridge Parties have not transferred or assigned the Patridge Securities to any person or entity.

(e)       The Patridge Securities comprise all securities convertible into or exchangeable or exercisable for shares of Common Stock which are beneficially held by the Patridge Parties.

(f)       After giving effect to the Exchange, Patridge will hold in his name 10,013,000 shares of Common Stock of the Company.

(g)       No other affiliate of Patridge holds of record or beneficially other shares of Common Stock of the Company.

(h)       Patridge and the Company agree that all other indebtedness of any kind of the Company to Patridge is hereby cancelled and written off and is of no further force and effect.

7.       Miscellaneous.

(a)       Further Assurances. At any time, and from time to time, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm the exchange of securities hereunder or otherwise to carry out the intent and purposes of this Agreement.

(b)       Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile transmission or .pdf delivered via email will constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes.

(c)       Binding Effect. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

(d)       Entire Agreement. This Agreement is the entire agreement of the parties covering everything agreed upon or understood in the transaction. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof.

(e)       Applicable Law. This Agreement shall be construed and governed by the laws of the State of California

(Signature page follows)

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IN WITNESS WHEREOF, the parties hereto have caused this Memorialization of Cancellation of Debt and Exchange Agreement to be duly executed effective as of the date first written above.

THE COMPANY HEDGEBROOK By: /s/ Brady Brim-DeForest Name: Brady Brim-DeForest Its: Chairman

THE PATRIDGE PARTIES /s/ William C. Patridge William C. Patridge

Patridge & Company of Nevada, LLC By: /s/ William C. Patridge Name: William C. Patridge Its: Manager

main & second street, llc By: /s/ William C. Patridge Name: William C. Patridge Its: Manager

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EXHIBIT A

Patridge Securities

•	Convertible Promissory Note, dated as of August 18, 2009, in the amount of 3,608,457.38, which continued to accrue interest through December 31, 2010 plus any notes representing additional cash loans to the Company by Patridge, which were assigned by Patridge to Patridge LLC on July 20, 2012.
•	Stock options to purchase 1,000,000 shares of Company Common Stock.
•	Rents payable owed to Main LLC for office rents.

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EXHIBIT B

(“Old Indebtedness”)

•	Short-term note payable to Patridge ($493,377.44)
•	Long-term note payable to Patridge ($2,605,618.75)
•	Short-term interest liability to Patridge ($8,728.60)
•	Long-term interest liability to Patridge ($1,010,684.26)
•	Rents payable to Main LLC ($89,203.75)

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EXHIBIT C

(New Indebtedness)

•	Rent payable to Main LLC ($9,651.50)